SUPPLEMENT
                                       TO
                             MAY 1, 2001 PROSPECTUS

This prospectus was published prior to the enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001. This Act increased the contribution limits for traditional IRAs and Roth IRAs as follows: for 2001, the limit remains at $2,000; for 2002 to 2004 it rises to $3,000; for 2005 to 2007, to
$4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The Act also provides for a catch up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2002 to 2005 and an additional $1,000 in 2006 and years thereafter. This product can also be used for Simplified Employee Pensions
(SEPs). The Act increased the amount of compensation for contribution purposes from $170,000 to $200,000 in 2002, indexed for inflation. This will cap the annual SEP contribution at $30,000 in 2002.




TAX SUPP 6/2001